UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014 (April 22, 2014)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition

On April 22, 2014, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended March 31, 2014. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Peoples Bancorp Inc. (“Peoples”) held on April 24, 2014 (the “2014 Annual Meeting”), the Peoples shareholders approved the Peoples Bancorp Inc. Employee Stock Purchase Plan (the “ESPP”). The ESPP provides a means for employees of Peoples and employees of Peoples’ subsidiaries to authorize payroll deductions on a voluntary basis to be used for the periodic purchase of common shares of Peoples. All employees participating in the ESPP will have equal rights and privileges. Under the ESPP, eligible employees will be able to purchase common shares of Peoples at a price (the “Purchase Price”) equal to at least 85% of the fair market value of the common shares at the end of the applicable offering period. For purposes of the ESPP, the fair market value of the Peoples common shares on a particular date will be the reported “closing price” on The NASDAQ Global Select Market® on that date.
The maximum number of common shares of Peoples that may be purchased under the ESPP will be 300,000 common shares, subject to adjustment as described below in “Adjustments Upon Changes in Capitalization.” Common shares purchased under the ESPP may be either authorized but unissued (i.e., newly-issued) common shares not reserved for any other purpose or treasury shares.
Administration of the ESPP
The ESPP will be administered by the Compensation Committee of the Peoples Board of Directors (in such capacity, the “ESPP Committee”). The ESPP Committee will have the authority to interpret the ESPP and construe its terms, adopt rules and regulations relating to the ESPP and make all determinations under the ESPP. The ESPP Committee will determine whether to have an offering period and, if so, the date on which such offering period is to begin and will establish the number of common shares that may be acquired during such offering period. The ESPP Committee will establish and maintain an account for each participant in the ESPP (each, a “Plan Account”) to which payroll deductions will be credited and amounts debited when applied to purchase common shares. The ESPP Committee will also establish with the transfer agent for Peoples’ common shares (the “Transfer Agent”) a Stock Account for each participant which will be credited with common shares purchased until those common shares are released as provided under the ESPP.
The ESPP Committee will also administer procedures through which eligible employees may enroll in the ESPP. Each offering period will begin on such date as may be determined from time to time by the ESPP Committee and will consist of one calendar quarter, unless a different period is established by the ESPP Committee and announced to eligible employees before the beginning of the applicable offering period.
Eligibility
Any individual who is a common law employee of Peoples, or of any subsidiary of Peoples that has been designated by the ESPP Committee as a subsidiary whose employees are eligible to participate in the ESPP, on the first day of the applicable offering period and agrees to comply with the terms of the ESPP will be eligible to participate in the ESPP; provided that such individual does not own stock of Peoples possessing 5% or more of the total combined voting power or value of all classes of stock of Peoples or any of Peoples’ subsidiaries.
Participation
An eligible employee will be permitted to enroll for an offering period (i.e., become an ESPP participant) by delivering the appropriate written election to participate to the ESPP Committee within the period specified by the ESPP Committee before the offering period begins. After initial enrollment in the ESPP, a participant will be automatically re-enrolled for subsequent offering periods unless he or she files a notice of revocation at least 15 calendar days before a new offering period begins, terminates employment or otherwise becomes ineligible to participate.
Upon enrollment in the ESPP, a participant must elect the rate at which the participant will make payroll contributions for the purchase of common shares of Peoples. Elections must be stated in whole dollars, may not authorize a deduction of less than $10 per pay period unless the ESPP Committee specifies a different minimum and may not authorize deductions which will permit the participant to purchase common shares with a fair market value of more than $25,000 for a calendar year. All employee contributions will be made by means of direct payroll deduction and from taxable compensation. The contribution rate elected by a participant will continue in effect until modified by the participant, except that a participant may only change the participant’s previously elected contribution rate effective as of the first day of an offering period which begins at least 15 calendar days after the revised election has been delivered to the ESPP Committee.
A participant’s contributions will be credited to the Plan Account maintained on the participant’s behalf. As of the last day of each offering period, the value of each participant’s Plan Account will be divided by the Purchase Price established for that offering period. Each participant will be deemed to have purchased the number of whole and fractional (rounded to the nearest one-tenth) common shares of Peoples produced by this calculation. If application of the procedures described in the preceding two sentences results in the purchase by all participants during that offering period of an aggregate number of common shares greater than the number of common shares offered during that offering period, the ESPP Committee will allocate the available common shares among participants and any cash remaining in participants’ Plan Accounts will be credited to the next offering period. If application of the procedures described above results in the purchase by all participants during that offering period of a number of common shares less than the number of common shares available for purchase for that offering period, the excess common shares will be available for purchase during any subsequent offering period.
As promptly as practicable after the end of each offering period, Peoples will deliver, or cause to be delivered, the common shares purchased by a participant during that offering period to the Transfer Agent for deposit into that participant’s Stock Account for the ESPP. No interest will be credited on payroll contributions pending investment in common shares. Cash dividends paid on common shares of Peoples credited to a participant’s Stock Account will be automatically reinvested in additional whole and fractional common shares. The Transfer Agent will either purchase such common shares in the market or directly from Peoples as directed by the ESPP Committee; however, no discounts will apply to any dividend reinvestment purchases. Each participant’s Stock Account will be credited with any common shares distributed as a dividend or distribution in respect of common shares previously credited to the participant’s Stock Account.
Participants will be entitled to vote the number of whole and fractional common shares credited to their respective Stock Accounts. A participant’s rights under the ESPP will be nontransferable, except upon death of the participant.
Effect of Termination of Employment on Election to Participate
A participant whose employment with Peoples and its subsidiaries is terminated will be deemed to have withdrawn from the ESPP. Any cash amounts credited to his or her Plan Account for the offering period during which the termination of employment occurs will be released to the participant (or to the participant’s beneficiary, in the event of the participant’s death) within 30 days following the participant’s termination of employment. No common shares will be purchased for a participant in any offering period that ends after the participant’s termination of employment.

Release from Stock Accounts
Common shares acquired through the ESPP will be held in a participant’s Stock Account and may not be transferred until the earliest of (i) the first day of the calendar quarter first commencing after the date the participant terminates employment with Peoples and its subsidiaries, (ii) 12 full calendar months after the date on which the common shares were purchased and credited to the participant’s Stock Account or (iii) the date on which a change in control affecting Peoples occurs. Upon any such event, all whole common shares held in a participant’s Stock Account will be released from the Stock Account and treated in the manner elected by the participant in accordance with the rules prescribed by the ESPP Committee and the Transfer Agent. Any fractional common shares held in a participant’s Stock Account will be converted to cash in an amount equal to the fair market value of the fractional common share on the applicable date described in clause (i) or clause (ii) of the first sentence in this paragraph and released to the participant.
Under the ESPP, a “change in control” of Peoples will be deemed to occur when the first of the following events occurs:

•
the date that any person, or more than one person acting as a group, acquires ownership of common shares of Peoples that, together with common shares of Peoples held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the common shares of Peoples;

•
the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of common shares of Peoples possessing 35% or more of the total voting power of the common shares of Peoples;

•
the date that a majority of members of the Peoples Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Peoples Board prior to the date of the appointment or election; or

•
the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from Peoples that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of Peoples immediately prior to such acquisition or acquisitions.

Adjustments Upon Changes in Capitalization
The aggregate number of common shares available under the ESPP (as well as any share-based limits under the ESPP) and the respective Purchase Price, number of common shares and other share-based limitations applicable to outstanding or subsequently issued rights to purchase common shares under the ESPP, will be appropriately adjusted by the ESPP Committee in the event of any share dividend, share split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting the common shares of Peoples.
Amendment, Modification and Termination of the ESPP
The ESPP will automatically terminate after all available common shares have been sold. In addition, the Peoples Board of Directors may terminate, suspend or amend the ESPP at any time without further shareholder approval, except to the extent that shareholder approval is required to satisfy applicable requirements imposed by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, applicable requirements of Section 423 of the Internal Revenue Code of 1986, as amended, or applicable NASDAQ rules. The ESPP will continue until terminated by action of the Peoples Board of Directors although, as noted above, the number of common shares which may be delivered under the ESPP is limited.
Effect of Termination of ESPP
If the ESPP is terminated effective on a day other than the last day of any offering period, the offering period during which such termination occurs will end on the same day. Any cash balances held in Plan Accounts and Stock Accounts when the ESPP is terminated will be released to the participants for whom Plan Accounts were established, and no common shares of Peoples will be sold through the ESPP for that offering period. All common shares held in Stock Accounts will be released as described above in “Release from Stock Accounts.”
If the ESPP is terminated as of the last day of any offering period, the ESPP Committee will apply the terms of the Plan through the end of that offering period. No further common shares will be offered under the ESPP for any subsequent offering period and all common shares then held in Stock Accounts will be released as described above in “Release from Stock Accounts.”
A description of the material terms of the ESPP was included in Peoples’ Proxy Statement for the 2014 Annual Meeting, under the caption “PROPOSAL NUMBER 3: APPROVAL OF THE PEOPLES BANCORP INC. EMPLOYEE STOCK PURCHASE PLAN,” which description is incorporated herein by reference. The foregoing description of the ESPP is qualified in its entirety by reference to the actual terms of the ESPP, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.07     Submission of Matters to a Vote of Security Holders

On April 24, 2014, Peoples Bancorp Inc. (“Peoples”) held its 2014 Annual Meeting of Shareholders (the “Annual Meeting”) in the Ball Room of the Lafayette Hotel in Marietta, Ohio, with 8,871,025 (81.38%) of the 10,900,227 common shares outstanding and entitled to vote on the February 24, 2014 record date represented in person or by proxy.

Three Directors of Peoples were elected to serve terms of three years each (expiring in 2017): Tara M. Abraham, James S. Huggins and Dr. Brenda F. Jones. Other Directors of Peoples who continue to serve after the Annual Meeting include Carl L. Baker, Jr., George W. Broughton, Richard Ferguson, Charles W. Sulerzyski, David L. Mead, Susan D. Rector, and Thomas J. Wolf. The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Tara M. Abraham	7,200,861	149,206	not applicable	1,520,958
James S. Huggins	6,260,526	1,089,541	not applicable	1,520,958
Dr. Brenda F. Jones	7,206,702	143,365	not applicable	1,520,958

Also at the 2014 Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the 2014 Annual Meeting; (2) approved the Peoples Bancorp Inc. Employee Stock Purchase Plan, and (3) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2014. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	7,138,247	160,560	51,260	1,520,958

Proposal	For	Against	Abstentions	Broker Non-Votes
Approval of the Peoples Bancorp Inc. Employee Stock Purchase Plan	7,193,102	103,266	53,699	1,520,958

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	8,717,016	129,968	24,041	—

Item 7.01    Regulation FD Disclosure

From time-to-time between April 29, 2014 and May 30, 2014, the management team of Peoples Bancorp Inc. (“Peoples”), including the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Treasurer, intend to conduct one or more meetings with investors and analysts. These individuals intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable
d) Exhibits
See Index to Exhibits

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.
Peoples encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 hereto should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2013 ("Peoples' 2013 Form 10-K") and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, filed with the Securities and Exchange Commission (“SEC”) and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).
Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2013 Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 hereto. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2014	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Peoples Bancorp Inc. Employee Stock Purchase Plan
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on April 22, 2014 to discuss results of operations for the quarterly period ended March 31, 2014
99.2	April 2014 Investor Presentation